Exhibit 99.1
Silvaco Announces Departure of Chief Financial Officer

Reiterates First Quarter and Full Year 2025 Guidance

SANTA CLARA, Calif., March 21, 2025 (GLOBE NEWSWIRE) -- Silvaco Group, Inc. (Nasdaq: SVCO) (“Silvaco” or the “Company”), a provider of TCAD, EDA software and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation, today announced that Chief Financial Officer, Ryan Benton, has resigned, effective April 11, 2025, to pursue a new career opportunity outside of the semiconductor design industry. Mr. Benton will assist the Company to ensure a successful transition of his responsibilities prior to his departure. His resignation is not the result of any disagreement regarding the Company’s operations, accounting, or other policies or practices.

Effective upon Mr. Benton’s resignation, Dr. Babak Taheri, Chief Executive Officer of the Company, will assume the roles of principal financial officer and principal accounting officer on an interim basis. Keith Tainsky, who leads the Company’s Financial Planning and Analysis function, will report directly to Dr. Taheri as Interim Chief Financial Officer upon Mr. Benton’s departure. Mr. Tainsky has held CFO and finance leadership positions at public and private companies in the semiconductor industry, including Exar Corporation and Amkor Technology. He joined Silvaco in 2023 and has been instrumental in the Company’s financial and business functions, including strategic planning, financings, mergers and acquisitions, and investor relations. In addition, Sherry Lin, Corporate Controller, will report directly to Dr. Taheri. She joined Silvaco in November 2023 and has been instrumental in leading the Company’s accounting and public company reporting function, preparation of periodic reports filed with the Securities and Exchange Commission, and establishing the Company’s internal controls over financial reporting.

Silvaco has begun the process of engaging a search firm to assist in identifying Mr. Benton’s replacement.

“On behalf of our employees and Board of Directors, I want to thank Ryan for his leadership and contributions to the financial management and strategic direction of the Company. We wish him much success in his future endeavors,” said Silvaco CEO Babak Taheri. “I have the utmost confidence in Keith’s ability to lead our finance organization and ensure a seamless transition. Keith’s experience and deep understanding of our financial operations will be instrumental as we enter a new chapter for the company.”

“It has been a privilege to serve on Silvaco’s leadership team, and I am proud of our accomplishments,” said Mr. Benton. “The dedicated team at Silvaco is well-positioned to continue executing on its strategic vision to create shareholder value.”
In addition to announcing the Chief Financial Officer transition, the Company today reaffirmed its previously disclosed guidance for the first quarter and full year fiscal 2025, as provided in the Company’s press release issued on March 5, 2025. The Company expects to report first quarter fiscal 2025 results on May 7, 2025.

Safe Harbor Statement
This press release contains forward-looking statements based on Silvaco's current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in tariffs, interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our expectations regarding the outcome of any ongoing litigation; (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (v) our status as a controlled company; (w) our use of the net proceeds from our initial public offering, and (x) our ability to successfully integrate, retain key personnel, and realize the anticipated benefits of the acquisition of Cadence's PPC product line.
It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting the Silvaco’s business is contained in Silvaco’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco’s website at http://

investors.silvaco.com/. These forward-looking statements represent Silvaco’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

About Silvaco
Silvaco is a provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation. Silvaco’s solutions are used for semiconductor and photonics processes, devices, and systems development across display, power devices, automotive, memory, high performance compute, foundries, photonics, internet of things, and 5G/6G mobile markets for complex SoC design. Silvaco is headquartered in Santa Clara, California, and has a global presence with offices located in North America, Europe, Brazil, China, Japan, Korea, Singapore, and Taiwan. Learn more at silvaco.com.

Investor Contact:
Greg McNiff
investors@silvaco.com

Media Contact:
Farhad Hayat
press@silvaco.com